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                                 RBC FUNDS, INC.

                            RBC Large Cap Equity Fund
                             RBC Mid Cap Equity Fund
                            RBC Small Cap Equity Fund
                           RBC Government Income Fund
                             RBC Quality Income Fund
                      RBC North Carolina Tax-Free Bond Fund

                        SUPPLEMENT DATED JANUARY 9, 2004
  TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JULY 25, 2003


                            SUPPLEMENT TO PROSPECTUS

Voyageur Asset Management Inc. ("Voyageur"), the investment advisor of each of the RBC Funds listed above (each an "RBC Fund," and collectively, the "RBC Funds") has proposed, and the Board of Directors (the "Board") of RBC Funds, Inc. recently approved, certain matters which could affect the RBC Funds in which you invest or are considering making an investment. These matters are described below. Shareholders and prospective shareholders should keep a copy of this supplement for future reference.

Upcoming Proxy Solicitation for the RBC Funds
---------------------------------------------

Voyageur has undertaken an initiative to integrate its financial services operations by simplifying the existing lineup of funds for which it serves as investment advisor and standardizing current investment operations. This integration initiative involves reducing the number of funds (by combining similar funds), closing under-performing funds, and simplifying administration by integrating the remaining funds under a single legal entity and single board of trustees. A final step is to rename all the funds with a common name, the Tamarack Funds. This renaming will allow the funds' distributor to provide improved marketing and sales support to the funds by focusing resources on supporting a single name in the marketplace.

As a part of this integration initiative, the Board recently approved several matters applicable to the RBC Funds and called a special meeting ("Meeting") of the shareholders of the RBC Funds to consider these matters. The Meeting is scheduled to occur on March 15, 2004 and only shareholders of record on January 15, 2004 will be entitled to vote (whether via proxy or in person) at the Meeting. Shareholders entitled to vote at the Meeting will be mailed proxy materials beginning on or about January 22, 2004.

The specific matters on which shareholders will be asked to vote, which may also be referred to as proposals, are as follows:

1. To approve the election of nine individuals to serve on the Board of Directors of RBC Funds, Inc.

2. To approve a proposed Agreement and Plan of Reorganization ("Plan") pursuant to which each RBC Fund would be reorganized as a corresponding separate portfolio of the Tamarack Funds Trust, a newly created Delaware statutory trust.




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3.   To approve the modification of each RBC Fund's fundamental investment policies/restrictions as part of an effort to modernize such investment policies/restrictions and increase the RBC Funds' investment flexibility.

4. To ratify the selection of Deloitte & Touche LLP as independent auditors of the RBC Funds for the current fiscal year.

The Tamarack Funds Trust will be organized as a Delaware statutory trust and is expected to consist of seventeen separate portfolios, which will be named the Tamarack Funds. Pursuant to the terms of the Plan, each Fund would be reorganized into a corresponding Tamarack Fund:

EXISTING RBC FUND                         NEW TAMARACK FUND

RBC Large Cap Equity Fund                 Tamarack Large Cap Equity Fund

RBC Mid Cap Equity Fund                   Tamarack Mid Cap Equity Fund

RBC Small Cap Equity Fund                 Tamarack Small Cap Equity Fund

RBC Government Income Fund                Tamarack Government Income Fund

RBC Quality Income Fund                   Tamarack Quality Income Fund

RBC North Carolina Tax-Free Bond Fund     Tamarack North Carolina Tax-Free Bond
                                          Fund

If the Plan is approved by shareholders, and certain other conditions are satisfied, the reorganization transaction ("Reorganization") is scheduled to occur on or about March 31, 2004. The value of a shareholder's account would not change as a result of the Reorganization. Immediately after the Reorganization, a shareholder of an RBC Fund will own shares of the corresponding class of the corresponding Tamarack Fund that are equal in number and value to the shares of the RBC Fund that were held by that shareholder immediately prior to the Reorganization. The closing of the Reorganization would be conditioned upon, among other things, receiving an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Voyageur has agreed to bear all ordinary costs and expenses of the Reorganization, and there are not expected to be any extraordinary costs or expenses.

Certain operational features of the Tamarack Funds may differ from those of the corresponding RBC Funds. For example, certain Tamarack Funds may offer additional classes of shares. In addition, the Tamarack Funds (other than the money market Tamarack Funds) intend to impose a redemption fee as part of continuing efforts to deter market timing. It is expected that all non-money market Tamarack Funds generally will impose a redemption fee of 2% of the value of shares purchased on or after April 1, 2004 that are redeemed or exchanged within 30 days of purchase. The Tamarack Funds redemption fee is not expected to apply to shares purchased through reinvested distributions (dividends and capital gains) or through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans).



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                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

The following replaces the "Independent Auditors" section on page 51:

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 180 N. Stetson, Chicago, Illinois 60601, was selected by the Board of Directors effective December 2, 2003, to serve as the independent auditors for the Company for the fiscal year ending April 30, 2004.

PricewaterhouseCoopers LLP ("PwC") served as the independent auditors for the Company for the fiscal year ended April 30, 2003. PwC had been selected by the Board of Directors to serve as the independent auditors for the Company for the fiscal year ending April 30, 2004. Effective October 9, 2003, PwC resigned as the independent accountants of the Company. In July and August 2003 (after the audits of the Company's financial statements for the fiscal year ended April 30, 2003 had been completed), a PwC affiliate in Canada provided certain prohibited non-audit services for the benefit of a Canadian subsidiary of Royal Bank of Canada, the indirect parent company of Voyageur. As a result of the PwC affiliate in Canada's provision of these services, PwC's independence from the fund may be impaired and it was determined that PwC should resign. PwC's resignation did not result from any disagreement or unresolved issues between the Company and PwC.












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